UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to §240.14a-12

Electro Scientific Industries, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which the transaction applies:

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(3)	Per unit price or other underlying value of the transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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This Schedule 14A filing consists of the following communications relating to the proposed acquisition of Electro Scientific Industries, Inc., an Oregon corporation (“ESI”), by MKS Instruments, Inc., a Massachusetts corporation (“MKS”), pursuant to the terms of an Agreement and Plan of Merger, dated October 29, 2018, by and among MKS, EAS Equipment, Inc., a Delaware corporation and a wholly owned subsidiary of MKS, and ESI:

i.	Letter to ESI Customers from ESI CEO

ii.	Letter to ESI Suppliers from ESI CEO

iii.	Letter to ESI Employees from ESI CEO

The items listed above were first used or made available on October 30, 2018.

Letter to ESI Customers from ESI CEO

October 30, 2018

Earlier today, we announced that we have entered into an agreement to be acquired by MKS Instruments, Inc. The proposed transaction will bring together two leading global advanced materials processing suppliers of instruments, components and systems for Advanced Markets, especially for lasers and photonics applications. Our core competencies as an innovator in laser-based manufacturing solutions for the micro-machining industry, are highly complementary to MKS’ lasers and photonics portfolio and advanced systems and application expertise. The combined company will bring even more value to you, enabling us to leverage the complimentary technologies and technical acumen across the teams to deliver more innovative solutions faster for your industrial processing needs, helping you solve your most difficult technical problems.

MKS Instruments, was founded more than 50 years ago and is a publicly traded company (NASDAQ: MKSI) with revenues of US$1.9 Billion in fiscal 2017. MKS is headquartered in Andover, Massachusetts, USA and has a global presence with over five thousand employees. MKS is a global provider of instruments, subsystems and process control solutions that measure, monitor, deliver, analyze, power and control critical parameters of advanced manufacturing processes to improve process performance and productivity for their customers. They also provide services relating to the maintenance and repair of their products, installation services and training. MKS’ primary served markets include semiconductor, industrial technologies, life and health sciences, research and defense. Additional information can be found at www.mksinst.com.

We are very excited about this transaction, which joins two leading technology companies. The proposed transaction strengthens both MKS and ESI, and we are looking forward to continuing to provide advanced products and solutions for your most demanding applications.

This transaction is still subject to ESI’s shareholder approval as well as the customary closing conditions, including regulatory approvals. The transaction is expected to close in the first calendar quarter of 2019. Until then, please be assured that your contacts for sales, service, payments and other business activities remain the same.

If you have any questions, please feel free to contact me.

Sincerely,

Michael Burger

Additional Information and Where to Find It

This communication is being made in respect of the proposed transaction involving Electro Scientific Industries, Inc. (“ESI”) and MKS Instruments, Inc. (“MKS”). In connection with the proposed transaction, ESI intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a proxy statement. Promptly after filing its definitive proxy statement with the SEC, ESI will mail the definitive proxy statement and a proxy card to each stockholder of ESI entitled to vote at the special meeting relating to the proposed transaction. This communication is not a substitute for the proxy statement or any other document that ESI may file with the SEC or send to its stockholders in connection with the proposed transaction. BEFORE MAKING ANY VOTING DECISION, ESI SHAREHOLDERS ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE PROPOSED TRANSACTION THAT ESI WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ESI AND THE PROPOSED TRANSACTION. ESI stockholders may obtain free copies of the proxy statement (when it becomes available) and other relevant documents filed with the SEC by ESI at the SEC’s web site (http://www.sec.gov). Free copies of the proxy statement, when available, and other filings made by ESI with the SEC also may be obtained from the Investor Relations section of ESI web site (www.esi.com) or by directing a request to ESI, Attn: Investor Relations, at 13900 N.W. Science Park Drive, Portland, Oregon 97229.

Participants in the Solicitation

ESI and its directors and executive officers may be deemed to be participants in the solicitation of proxies from ESI’s stockholders with respect to the proposed transaction. Information about ESI’s directors and executive officers and their ownership of ESI’s common stock is set forth in ESI’s proxy statement on Schedule 14A filed with the SEC on July 10, 2018, and ESI’s Annual Report on Form 10-K for the fiscal year ended March 31, 2018, which was filed with the SEC on June 8, 2018. Additional information regarding the potential participants, and their direct or indirect interests in the proposed transaction, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with SEC in connection with the proposed transaction.

Notice Regarding Forward-Looking Statements

This communication, and any documents to which ESI refers you in this communication, contains not only historical information, but also forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements represent ESI’s current expectations or beliefs concerning future events, including but not limited to the expected completion and timing of the proposed transaction, expected benefits and costs of the proposed transaction, management plans relating to the proposed transaction, strategies and objectives of ESI for future operations and other information relating to the proposed transaction. Without limiting the foregoing, the words “believes,” “anticipates,” “plans,” “expects,” “intends,” “forecasts,” “should,” “estimates,” “contemplate,” “future,” “goal,” “potential,” “predict,” “project,” “projection,” “target,” “seek,” “may,” “will,” “could,” “should,” “would,” “assuming,” and similar expressions are intended to identify forward-looking statements. You should read any such forward-looking statements carefully, as they involve a number of risks, uncertainties and assumptions that may cause actual results to differ significantly from those projected or contemplated in any such forward-looking statement. Those risks, uncertainties and assumptions include, (i) the risk that the proposed transaction may not be completed in a timely manner or at all, which may adversely affect ESI’s business and the price of the common stock of ESI, (ii) the failure to satisfy any of the conditions to the consummation of the proposed transaction, including the approval of the merger agreement by the shareholders of ESI and the receipt of certain regulatory approvals, (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, (iv) the effect of the announcement or pendency of the proposed transaction on ESI’s business relationships, operating results and business generally, (v) risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the proposed transaction, (vi) risks related to diverting management’s attention from ESI’s ongoing business operations, (vii) the outcome of any legal proceedings that may be instituted against us related to the merger agreement or the proposed transaction, (viii) unexpected costs, charges or expenses resulting from the proposed transaction, and (ix) other risks described in ESI’s filings with the SEC, such as its Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K.  Forward-looking statements speak only as of the date of this communication or the date of any document incorporated by reference in this document. Except as required by applicable law or regulation, ESI does not assume any obligation to update any such forward-looking statements whether as the result of new developments or otherwise.

Letter to ESI Suppliers from ESI CEO

October 30, 2018

Earlier today, we announced that we have entered into an agreement to be acquired by MKS Instruments, Inc. The proposed transaction will bring together two leading global advanced materials processing suppliers of instruments, components and systems for Advanced Markets, especially for lasers and photonics applications. Our core competencies as an innovator in laser-based manufacturing solutions for the micro-machining industry, are highly complementary to MKS’ lasers and photonics portfolio and advanced systems and application expertise. The combined company will bring even more value and opportunity to you to leverage our strong relationship to explore or enable further collaborations & partnerships.

MKS Instruments, was founded more than 50 years ago and is a publicly traded company (NASDAQ: MKSI) with revenues of US$1.9 Billion in fiscal 2017. MKS is headquartered in Andover, Massachusetts, USA and has a global presence with over five thousand employees. MKS is a global provider of instruments, subsystems and process control solutions that measure, monitor, deliver, analyze, power and control critical parameters of advanced manufacturing processes to improve process performance and productivity for their customers. They also provide services relating to the maintenance and repair of their products, installation services and training. MKS’ primary served markets include semiconductor, industrial technologies, life and health sciences, research and defense. Additional information can be found at www.mksinst.com.

We are very excited about this transaction, which joins two leading technology companies. The proposed transaction strengthens both MKS and ESI, and we would like to thank you for your continued support and partnership, and look forward to continuing our successful relationship in the future.

This transaction is still subject to ESI’s shareholders approval as well as the customary closing conditions, including regulatory approvals. The transaction is expected to close in the first calendar quarter of 2019. Until then, please be assured that your contacts for purchasing & supply chain management, manufacturing, logistics, payments and other business activities remain the same.

If you have any questions, please feel free to contact me.

Sincerely,

Michael Burger

Additional Information and Where to Find It

This communication is being made in respect of the proposed transaction involving Electro Scientific Industries, Inc. (“ESI”) and MKS Instruments, Inc. (“MKS”). In connection with the proposed transaction, ESI intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a proxy statement. Promptly after filing its definitive proxy statement with the SEC, ESI will mail the definitive proxy statement and a proxy card to each stockholder of ESI entitled to vote at the special meeting relating to the proposed transaction. This communication is not a substitute for the proxy statement or any other document that ESI may file with the SEC or send to its stockholders in connection with the proposed transaction. BEFORE MAKING ANY VOTING DECISION, ESI SHAREHOLDERS ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE PROPOSED TRANSACTION THAT ESI WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ESI AND THE PROPOSED TRANSACTION. ESI stockholders may obtain free copies of the proxy statement (when it becomes available) and other relevant documents filed with the SEC by ESI at the SEC’s web site (http://www.sec.gov). Free copies of the proxy statement, when available, and other filings made by ESI with the SEC also may be obtained from the Investor Relations section of ESI web site (www.esi.com) or by directing a request to ESI, Attn: Investor Relations, at 13900 N.W. Science Park Drive, Portland, Oregon 97229.

Participants in the Solicitation

ESI and its directors and executive officers may be deemed to be participants in the solicitation of proxies from ESI’s stockholders with respect to the proposed transaction. Information about ESI’s directors and executive officers and their ownership of ESI’s common stock is set forth in ESI’s proxy statement on Schedule 14A filed with the SEC on July 10, 2018, and ESI’s Annual Report on Form 10-K for the fiscal year ended March 31, 2018, which was filed with the SEC on June 8, 2018. Additional information regarding the potential participants, and their direct or indirect interests in the proposed transaction, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with SEC in connection with the proposed transaction.

Notice Regarding Forward-Looking Statements

This communication, and any documents to which ESI refers you in this communication, contains not only historical information, but also forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements represent ESI’s current expectations or beliefs concerning future events, including but not limited to the expected completion and timing of the proposed transaction, expected benefits and costs of the proposed transaction, management plans relating to the proposed transaction, strategies and objectives of ESI for future operations and other information relating to the proposed transaction. Without limiting the foregoing, the words “believes,” “anticipates,” “plans,” “expects,” “intends,” “forecasts,” “should,” “estimates,” “contemplate,” “future,” “goal,” “potential,” “predict,” “project,” “projection,” “target,” “seek,” “may,” “will,” “could,” “should,” “would,” “assuming,” and similar expressions are intended to identify forward-looking statements. You should read any such forward-looking statements carefully, as they involve a number of risks, uncertainties and assumptions that may cause actual results to differ significantly from those projected or contemplated in any such forward-looking statement. Those risks, uncertainties and assumptions include, (i) the risk that the proposed transaction may not be completed in a timely manner or at all, which may adversely affect ESI’s business and the price of the common stock of ESI, (ii) the failure to satisfy any of the conditions to the consummation of the proposed transaction, including the approval of the merger agreement by the shareholders of ESI and the receipt of certain regulatory approvals, (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, (iv) the effect of the announcement or pendency of the proposed transaction on ESI’s business relationships, operating results and business generally, (v) risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the proposed transaction, (vi) risks related to diverting management’s attention from ESI’s ongoing business operations, (vii) the outcome of any legal proceedings that may be instituted against us related to the merger agreement or the proposed transaction, (viii) unexpected costs, charges or expenses resulting from the proposed transaction, and (ix) other risks described in ESI’s filings with the SEC, such as its Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K.  Forward-looking statements speak only as of the date of this communication or the date of any document incorporated by reference in this document. Except as required by applicable law or regulation, ESI does not assume any obligation to update any such forward-looking statements whether as the result of new developments or otherwise.

Letter to ESI Employees from ESI CEO

TO:         ESI Employees
FROM:     Michael Burger (President & CEO)
DATE:        October 30, 2018
SUBJECT:     Agreement for MKS Instruments to Acquire Electro Scientific Industries, Inc. (ESI)

Dear Employees:

Today we announced that we have entered into an agreement to be acquired by MKS Instruments (NASDAQ: MKSI) for $30.00 per share in cash. This acquisition will bring together two leading global suppliers of instruments, components and systems focused on similar markets and applications.

ESI’s core competencies are considered highly complementary to MKS’ laser and photonics portfolio as well as their semiconductor products and applications. MKS values the differentiated technologies, systems and customer relationships you have all built and they intend to continue to invest in these areas to enable new opportunities and growth for our customers and employees.

MKS is a global provider of instruments, subsystems and process control solutions that measure, monitor, deliver, analyze, power and control critical parameters of advanced manufacturing processes to improve process performance and productivity for their customers. They also provide services relating to the maintenance and repair of their products, installation services and training. MKS’ primary-served markets include semiconductor, industrial technologies, life and health sciences, research and defense, and it sees expansion into the printed circuit board market as a key strategic initiative. As many of you know, MKS is currently a valued supplier of lasers, optical components and mechanical stages to ESI, and with this acquisition, ESI will enable them with a more direct path to market in this strategic market.

MKS was founded more than 55 years ago and is a publicly traded company with revenues of US$1.9 Billion in 2017. MKS is headquartered in Andover, Massachusetts, with over five thousand employees globally.  Additional information can be found at www.mksinst.com

On Thursday, November 1st, a representative of MKS’ leadership will be on site in our Portland Headquarters for an ESI all hands employee meeting. Please anticipate an invitation shortly.

This transaction has been unanimously approved by the ESI and MKS boards of directors and is subject to ESI’s shareholders approval, as well as other customary closing conditions, including regulatory approvals. We currently expect to close the transaction in the first calendar quarter of 2019. While we work to close the transaction, it’s critical that we maintain sharp focus on our own business objectives as well as our customers’ satisfaction and goodwill. Also, note that during this period we remain two separate companies, so please conduct business as usual until directed otherwise.

Please note that all external inquiries should be directed to Allen Muhich, ESI’s CFO.

I’m very proud of the progress we’ve made as a team over the last two years. This transaction and the value MKS is placing on our business is a testament to what we’ve been able to accomplish together. Let’s continue to deliver on our key objectives, through closing and into the future. I truly appreciate your patience and continued support as we move forward to this new chapter in our company’s future.

Best Regards,

Michael

Additional Information and Where to Find It

This communication is being made in respect of the proposed transaction involving Electro Scientific Industries, Inc. (“ESI”) and MKS Instruments, Inc. (“MKS”). In connection with the proposed transaction, ESI intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a proxy statement. Promptly after filing its definitive proxy statement with the SEC, ESI will mail the definitive proxy statement and a proxy card to each stockholder of ESI entitled to vote at the special meeting relating to the proposed transaction. This communication is not a substitute for the proxy statement or any other document that ESI may file with the SEC or send to its stockholders in connection with the proposed transaction. BEFORE MAKING ANY VOTING DECISION, ESI SHAREHOLDERS ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE PROPOSED TRANSACTION THAT ESI WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ESI AND THE PROPOSED TRANSACTION. ESI stockholders may obtain free copies of the proxy statement (when it becomes available) and other relevant documents filed with the SEC by ESI at the SEC’s web site (http://www.sec.gov). Free copies of the proxy statement, when available, and other filings made by ESI with the SEC also may be obtained from the Investor Relations section of ESI web site (www.esi.com) or by directing a request to ESI, Attn: Investor Relations, at 13900 N.W. Science Park Drive, Portland, Oregon 97229.

Participants in the Solicitation

ESI and its directors and executive officers may be deemed to be participants in the solicitation of proxies from ESI’s stockholders with respect to the proposed transaction. Information about ESI’s directors and executive officers and their ownership of ESI’s common stock is set forth in ESI’s proxy statement on Schedule 14A filed with the SEC on July 10, 2018, and ESI’s Annual Report on Form 10-K for the fiscal year ended March 31, 2018, which was filed with the SEC on June 8, 2018. Additional information regarding the potential participants, and their direct or indirect interests in the proposed transaction, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with SEC in connection with the proposed transaction.

Notice Regarding Forward-Looking Statements

This communication, and any documents to which ESI refers you in this communication, contains not only historical information, but also forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements represent ESI’s current expectations or beliefs concerning future events, including but not limited to the expected completion and timing of the proposed transaction, expected benefits and costs of the proposed transaction, management plans relating to the proposed transaction, strategies and objectives of ESI for future operations and other information relating to the proposed transaction. Without limiting the foregoing, the words “believes,” “anticipates,” “plans,” “expects,” “intends,” “forecasts,” “should,” “estimates,” “contemplate,” “future,” “goal,” “potential,” “predict,” “project,” “projection,” “target,” “seek,” “may,” “will,” “could,” “should,” “would,” “assuming,” and similar expressions are intended to identify forward-looking statements. You should read any such forward-looking statements carefully, as they involve a number of risks, uncertainties and assumptions that may cause actual results to differ significantly from those projected or contemplated in any such forward-looking statement. Those risks, uncertainties and assumptions include, (i) the risk that the proposed transaction may not be completed in a timely manner or at all, which may adversely affect ESI’s business and the price of the common stock of ESI, (ii) the failure to satisfy any of the conditions to the consummation of the proposed transaction, including the adoption of the merger agreement by the stockholders of ESI and the receipt of certain regulatory approvals, (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, (iv) the effect of the announcement or pendency of the proposed transaction on ESI’s business relationships, operating results and business generally, (v) risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the proposed transaction, (vi) risks related to diverting management’s attention from ESI’s ongoing business operations, (vii) the outcome of any legal proceedings that may be instituted against us related to the merger agreement or the proposed transaction, (viii) unexpected costs, charges or expenses resulting from the proposed transaction, and (ix) other risks described in ESI’s filings with the SEC, such as its Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K.  Forward-looking statements speak only as of the date of this communication or the date of any document incorporated by reference in this document. Except as required by applicable law or regulation, ESI does not assume any obligation to update any such forward-looking statements whether as the result of new developments or otherwise.